Exhibit 10.6

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT NO. 1

to the July 1, 2016 Supply Agreement

THIS AMENDMENT (this “Amendment No. 1”), effective as of June 30, 2021, to the July 1, 2016 Supply Agreement (the “Agreement”) by and between Evonik Corporation, an Alabama Corporation, with a principal place of business at 299 Jefferson Road, Parsippany, New Jersey 07054 and a facility at 750 Lakeshore Parkway, Birmingham, Alabama 35211 (“Supplier”), and Flexion Therapeutics, Inc., a Delaware corporation with its principal place of business at 10 Mall Road, Suite 301, Burlington, Massachusetts 01803 (hereinafter referred to as “Purchaser”).

WHEREAS, Supplier and Purchaser entered into the Agreement dated as of July 1, 2016; and

WHEREAS, Supplier and Purchaser hereto wish to amend the Agreement in accordance with Section 12 of the Agreement and agree upon certain additional terms set forth in this Amendment No. 1.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.
Amendment to Section 3. Section 3.1 is hereby deleted in its entirety and replaced with the following:

“3.1 During the Term, Purchaser agrees that, subject to Section 3.2, Purchaser shall order from Supplier [...***...]% of its Total Commercial Volume Requirements from Supplier, and agrees to purchase [...***...] for each Contract Year starting on or after July 1, 2021.”

2.
Amendment to Section 9. Section 9.1 is hereby deleted in its entirety and replaced with the following:

“9.1 This Agreement shall commence on the Effective Date and shall continue for eight years until June 30, 2024 (the “Term”). Each July 1 to June 30 of every year of the Agreement shall be considered a Contract Year. In the final Contract Year of the Term, Purchaser agrees to purchase [...***...] for that final year and [...***...].”

3.
Amendment to Exhibit A. Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the attached Exhibit A.

4.
Miscellaneous.

(a)
Effect on the Agreement. The Agreement shall continue in full force and effect as amended by this Amendment No. 1, and this Amendment No. 1, together with the Agreement, constitutes the entire agreement of the parties with respect to the matters set forth herein and there are no other agreements, commitments or understandings among the parties with respect to the matters set forth

***Certain Confidential Information Omitted

herein. In the event of any conflict or inconsistency between the provisions of this Amendment No. 1 and the provisions of the Agreement, the provisions of this Amendment No. 1 shall govern and control.

Each and every other term, condition, covenant, representation, warranty and provision set forth in the Agreement shall remain in full force and effect in accordance with the terms of the Agreement. From and after the date hereof, all references in the Agreement to the “Agreement” shall be deemed to mean the Agreement as amended by this Amendment No. 1.

(b)
Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(c)
Defined Terms. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties have signed this Amendment No. 1 as of the date first set out above.

Evonik Corporation By: /s/ Joseph P. Milde Name: Joseph P. Milde Title: VP, Sales & Services Date: May 4th, 2021	Flexion Therapeutics, Inc. By: /s/ Michael Clayman, MD Name: Michael Clayman, MD Title: CEO Date: May 4, 2021

***Certain Confidential Information Omitted

EXHIBIT A

Product:

[...***...]

Pricing of all Product:

[...***...]

***Certain Confidential Information Omitted